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                                                                   Exhibit 99.1

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
                  --------------------------------------------

         In connection with this annual report on Form 10-KSB of Genius Products, Inc. (the "Company") for the period ended December 31, 2002, I, Klaus Moeller, Chief Executive Officer, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. This Form 10-KSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in this Form 10-KSB for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    April 3, 2003

                                              By:      /s/ Klaus Moeller
                                                  -----------------------------
                                                       Klaus Moeller
                                                       Chief Executive Officer